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                    Amendment to the Loan Agreement
            of August 1, 1996 and agreements referred to as
                          Security Documents

This  Amendment  to the  Loan  Agreement  of  August  1,  1996  and  agreements
referred   to  as   Security   Documents   (hereinafter   referred  to  as  the
"Amendment") is made as of March 11, 1997 (hereinafter referred to as the "Effective Date")

between:

1) PhDr. Vladimir o elezny, an individual residing at Sibeliova 45, Praha 6, the Czech Republic, with birth number 450303/951 (hereinafter referred to as the "Borrower")

and

2) CME Media Enterprises B. V., a limited liability company organised and existing under the laws of the Netherlands, with its registered office at Leidseplein 29, Amsterdam, the Netherlands, represented by Leonard Martin Fertig, the Managing Director (hereinafter referred to as the "Lender")

The Borrower and the Lender are hereinafter individually referred to as the "Party" and collectively referred to as the "Parties".

WHEREAS:

A. The General Meeting of CNTS approved on December 17, 1996 such changes which resulted in obtaining the Target Participation Interest in CNTS by CME and such changes have been submitted into the Companies Register.

B. The Council of the Czech Republic for Radio and TV Broadcasting abolished the License condition No. 17 of the Licence No. 001/93 on December 17, 1997 which decision shall enter into legal effect and become enforceable on February 25, 1997.

Based upon the following the Parties herein declare:

1.

That the Lender having fulfilled all the obligations, covenants and /or promises he has had under the Loan Agreement and the underling Security Documents (hereinafter referred to as the "the Loan Agreement"). Insofar as any obligation has not been specifically fulfilled or performed it is hereby by the Lender waived.



2.




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The Parties  further  declare that all Release  Events have either  occurred or
are  deemed  to  have  occurred.  The  Parties,   therefore,   have  agreed  to
completely release the Lender from all of his obligations including but not limited to the repayment of the Loan with any interest which may apply by this Release subject to the fulfilment of the following preceding conditions:

     2.1.

     the Borrower shall submit to the Lender a copy of the binding agreement concluded between the Borrower and other of all the remaining participants of NOVA - Consulting, a. s. (hereinafter referred to as "NOVA - Consulting") who are the shareholders of this company that at all relevant times the Borrower shall obtain the right of the first refusal to obtain the shares of the other remaining shareholder's shares for a fait price, that the Borrower shall notify the Lender of any such offer if and when occurs and that he shall exercise it if so requested or shall solely be authorised to offer such shares to the Lender on the same conditions as stated hereinafter below; and

     2.2.

     that the Borrower shall in writing confirm the obligation to offer all the shares of the entire or any part of NOVA - Consulting Participation Interest in NOVA - Consulting and/or in CNTS on a priority basis to the Lender under the conditions as referred in the Articles of Association and the Investment Agreement of CNTS as amended; and

     2.3.

     that the Borrower shall submit to the Lender a satisfactory unilateral obligation in consideration of this Release and waivers contained herein that the Borrower during the period of duration of the License, or the extension or renewals thereof shall exercise his voting rights in CET 21 s.r.o. to cause CET 21 s.r.o. not to violate any existing or in the future entered into agreements between CET 21 s.r.o. and CNTS or the Lender and CNTS as long as such agreements have been duly entered into between such entities and that in the case of renewal of CET 21 license or an application for renewal the Borrower will exercise his voting rights to ensure that the agreements between CNTS and CET 21 are extended; and

     2.4.

     that the Borrower shall submit in writing his power of attorney granted to a law firm or an attorney of the Lender's choice authorising such attorney to exercise in mortis causa (in the event of his death) his all voting rights associated with his interest in which he may possess in CET 21 s.r.o. or its successor at the time of his death and which power shall not be revoked; and

     2.5.

     that in the event the registration of the Target Participation Interest of CME in CNTS is for any reason not caused by CME declined by the court or prevented due to changes of Czech laws, the validity of the Loan Agreement and Security Documents shall be fully reinstalled and such documents shall become valid and fully enforceable.

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3.

Should the Borrower violate any of the foregoing commitments the Lender shall be entitled to the contractual penalty in the amount in accordance with a provision 10. 8. of the Memorandum of Association and Investment Agreement of CNTS as approved on November 14, 1996 which does substitute for any claim for damages the Lender may have.

4.

Any amendment or waiver of any provision of this Amendment and any waiver of any default under this Amendment shall only be effective if made in writing and signed by the Lender.

5.

If any provision of this Amendment is invalid, ineffective, unenforceable or illegal for any reason, such decision shall not affect the validity or enforceability of any or all of the remaining provisions. The Parties agree that should any provision of this Amendment be invalid or unenforceable, they shall promptly enter into good faith negotiations to amend such provision in such a way that, as emended, it is valid and legal and to the maximum extent possible carries out the original intent of the Parties as to the issues or issues in question.

6.

The failure of the Lender to exercise any right or power given to it under this Amendment or to insist upon strict compliance with the terms of this Amendment by the other Party, shall not constitute a waiver of the terms and conditions of this Amendment with respect to any subsequent breach thereof, nor a waiver by the Lender of its rights at any time thereafter to require strict compliance with all the terms of this Amendment.

7.

The Lender may assign or transfer any of its rights or obligations under this Amendment without the prior consent of the Borrower. The Borrower shall not, without the prior written consent of the Lender, assign or transfer any of its rights and/or obligations under this Amendment, such consent to be withheld or granted by the Lender in its sole discretion.

8.

This Amendment shall be governed by and construed in accordance with the laws of the Netherlands without giving effect to the conflicts of laws provisions thereof.

9.


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All disputes,  controversies  or claims  arising out of or in  connection  with this Amendment shall be finally settled in accordance with the UNCITRAL Arbitration Rules in force as of the Effective Date; provided, however, that the Lender, and only the Lender, may in its sole discretion elect to commence legal action against the Borrower in the courts (or other relevant tribunal or forum) of the Czech Republic and the Borrower hereby submits to the jurisdiction of such Czech courts, tribunals or forums. For the avoidance of doubt, the Borrower hereby waives any right to commence legal or equitable action arising out of in connection with any dispute, controversy or claim arising out of or in connection with this Amendment in any forum, court or tribunal other than by arbitration in Amsterdam as provided hereinafter below:

     9.1.

     There shall  be  3  (in  words:   three)   arbitrators.   The  appointing
authority shall be the President of the Amsterdam Chamber of Commerce. If the appointing authority refuses to act or fails to appoint an arbitrator within 30 (in words: thirty) days of the receipt of the parties' request thereof, any party may request the Secretary-General of the Permanent Court of Arbitration at the Hague to designate an appointing authority.

     9.2.

     The language  of   arbitration   proceedings   shall  be  English;   all
submissions and awards in relation to the arbitration shall be conducted in English. The place of arbitration shall be Amsterdam.

10.

This Amendment is executed in 6 (in words: six) counterparts in the English language, with 3 (in words: three) counterparts for each Party.


11.

The provisions of the articles 8., 9. and 10. shall survive the expiration or termination of this Amendment.

12.

All notices, consents, requests, instructions, approvals and other communications provided for herein shall be in writing and shall be deemed validly given upon personal delivery or on the day of being sent by telecopy or overnight courier service:

     12.1.

     To the Lender at:

     CME Media Enterprises B.V.
     Leidseplein 29




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     Amsterdam, the Netherlands

     with a copy to:

     CME Group
     18 D'Arblay Street
     London W1V 3FP
     United Kingdom
     Facsimile: 44-171-292-7901

     12.2.

     To the Borrower at:

     PhDr. Vladimir o elezny
     Sibeliova 45
     Praha 6, Czech Republic

or at such other address and telecopy number as either Party may designate by written notice to the other Party.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the Effective Date.





     _________________________          _________________________
     the Lender                         the Borrower